As of December 31, 2009
The Phoenix Companies, Inc.
Investment Portfolio Supplement

Important disclosures
This presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 which, by their nature, are subject to risks and uncertainties. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to trends in, or representing management’s beliefs about, our future transactions, strategies, operations and financial results, and often contain words such as “will,” “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “should” and other similar words or expressions.
Forward-looking statements are made based upon our current expectations and beliefs concerning trends and future developments and their potential effects on the company. They are not guarantees of future performance. Our actual business, financial condition and results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties, which include, among others: (i) unfavorable general economic developments including, but not limited to, specific related factors such as the performance of the debt and equity markets and changes in interest rates; (ii) the effect of continuing adverse capital and credit market conditions on our ability to meet our liquidity needs, our access to capital and our cost of capital; (iii) the possibility of losses due to defaults by others including, but not limited to, issuers of fixed income securities; (iv) changes in our investment valuations based on changes in our valuation methodologies, estimations and assumptions; (v) the effect of guaranteed benefits within our products; (vi) the consequences related to variations in the amount of our statutory capital due to factors beyond our control; (vii) further downgrades in our debt or financial strength ratings; (viii) the possibility that mortality rates, persistency rates, funding levels or other factors may differ significantly from our pricing expectations; (ix) the availability, pricing and terms of reinsurance coverage generally and the inability or unwillingness of our reinsurers to meet their obligations to us specifically; (x) our dependence on non-affiliated distributors for our product sales; (xi) our dependence on third parties to maintain critical business and administrative functions; (xii) our ability to attract and retain key personnel in a competitive environment; (xiii) the strong competition we face in our business from banks, insurance companies and other financial services firms; (xiv) our reliance, as a holding company, on dividends and other payments from our subsidiaries to meet our financial obligations and pay future dividends, particularly since our insurance subsidiaries’ ability to pay dividends is subject to regulatory restrictions; (xv) the potential need to fund deficiencies in our Closed
Block; (xvi) tax developments that may affect us directly, or indirectly through the cost of, the demand for or profitability of our products or services; (xvii) the possibility that the actions and initiatives of the U.S. Government, including those that we elect to participate in, may not improve adverse economic and market conditions generally or our business, financial condition and results of operations specifically
(xviii) other legislative or regulatory developments; (xix) legal or regulatory actions; (xx) changes in accounting standards; (xxi) the potential effects of the spin-off of our former asset management subsidiary; (xxii) the potential effect of a material weakness in our internal control over financial reporting on the accuracy of our reported financial results; (xxiii) the risks related to a man-made or natural disaster; and (xxiv) other risks and uncertainties described herein or in any of our filings with the SEC.
This information is provided as of December 31, 2009. We undertake no obligation to update or revise publicly any forward-looking statement, whether as a result of new information, future events or otherwise.

Table of contents
Summary
Invested Assets
Historical Portfolio Ratings
Bond Portfolio
Financial Sector Holdings
Structured Securities Portfolio
Realized Credit Impairment Losses
Unrealized Losses
Commercial Mortgage-Backed Securities (CMBS)
Residential Mortgage-Backed Securities (RMBS)
Collateralized Debt Obligations (CDO) Holdings

Appendix:
Phoenix Life Insurance Company (PLIC) Closed Block
Page(s)
4
5
6 - 7
8
9
10
11
12 - 13
14 - 16
17 - 24
25
27 - 29

Summary
> General account investment portfolio is well diversified and liquid; managed by a team with a successful track record of investing over a variety of market cycles, following a disciplined monitoring process
> Approximately 89% of bond investments are investment grade. Emphasis is on liquidity with 70% of bonds invested in public securities
> Strict limits on individual financial exposures that mitigate loss potential to any one particular entity; as a result, there is limited exposure to the financial institutions that have been in the news
> Net unrealized losses improved by $1.3 billion during 2009. Approximately 60% of unrealized losses are rated investment grade
> Residential mortgage-backed securities (RMBS) exposure is high quality and diversified. Exposure is concentrated in agency and prime-rated securities with only 2.3% of invested assets in Alt-A and subprime investments
> Commercial mortgage exposure is in highly rated commercial mortgage-backed securities with minimal direct loan or real estate holdings
> No subprime collateralized debt obligations (CDO) exposure. CDO holdings are backed by bank loans, investment grade bonds and commercial mortgage-backed securities
> No credit default swap (CDS) exposure
As of December 31, 2009

Portfolio comprised
primarily of fixed income securities
Bonds $10,346
76%
Policy Loans $2,324
17%
 Cash & Cash Equivalents
 Venture Capital
 Stock
 Mortgages & Real Estate
 Other Invested Assets
Invested Assets: $13.7 Billion
$ in millions
Market value as of December 31, 2009
 $258
 $189
 $25
 $44
 $496
 2%
 1%
 0%
 0%
 4%

High quality portfolio
Percentages based on GAAP Value
As of December 31, 2009
	Year Ended December 31,
	2006	2007	2008	2009
Investment Grade Bonds	91.7%	92.3%	91.8%	89.2%
Below Investment Grade (BIG) Bonds	8.3	7.7	8.2	10.8
Percentage of BIG in NAIC 3	72.5	64.7	59.0	57.9
Percentage of BIG in NAIC 4-6	27.5	35.3	41.0	42.1
Public Bonds	74.4	72.5	70.4	70.3
Private Bonds	25.6	27.5	29.6	29.7

47%
34%
11%
68%
46%
46%
71%
52%
29%
73%
55%
33%
Aaa/AAA
Aa/AA
A/A
Baa/BBB
Moody's
S & P
Phoenix

Rating downgrades
of structured securities
> Rating agency downgrade activity dominated the market in 2009
> 89% of the Phoenix ABS, RMBS, and CMBS portfolio are Aaa/AAA and Aa/AA
> The Phoenix portfolio held up well despite the challenging markets
2009 Twelve Month Ratings Transition Data - % of ABS, CMBS, RMBS Downgraded
Based on # of issues
Source: Moody’s December 2009 Structured Rating Transitions, S&P Structured Finance Rating Transition as of December 11, 2009
ABS = Asset-Backed Securities

Bond portfolio diversified by sector
U.S. Corporates
50%
Foreign Corporates
8%
ABS 7%
 Emerging Markets
5%
$ in millions
Market value as of December 31, 2009
1Includes $197.9 million of Home Equity Asset Backed Securities also included in the RMBS exhibits
2 Includes $31.2 million of CMBS CDO’s also included in the CMBS exhibits
Below Investment Grade Bonds
RMBS
11%
Bond Portfolio
As of December 31, 2009
Industrials	$2,366	22.9%
Residential MBS1	2,090	20.2
Foreign Corporates	1,568	15.2
Financials	1,482	14.3
Commercial MBS	987	9.5
U.S. Treasuries / Agencies	557	5.4
Utilities	472	4.6
Asset Backed Securities	295	2.8
CBO/CDO/CLO2	258	2.5
Taxable Municipals	163	1.6
Emerging Markets	108	1.0
Total	$10,346	100.0%
Bonds by Rating
NAIC 1
56.5%
NAIC 2
32.7%
NAIC 3 & Lower
10.8%
CDO/CLO
18%
CMBS 1%

Diverse financial sector holdings
Sector	Book Value	Market Value	% General Account	% in Closed Block
Bank	$446.6	$393.8	2.9%	67.9%
Broker-Dealer	89.3	88.1	0.6	55.6
Commercial Finance	61.2	59.4	0.4	51.7
Consumer Finance	55.9	54.3	0.4	63.0
Diversified Financial	304.4	226.1	1.7	52.4
Insurance	372.2	362.3	2.6	62.4
Leasing/Rental	92.6	97.4	0.7	56.2
REITS	203.3	199.9	1.5	59.2
Project Finance	0.7	0.7	-	-
Total	$1,626.2	$1,482.0	10.8%	60.7%
$ in millions
As of December 31, 2009
Percentages based on market value

High quality
structured securities portfolio
> Structured portfolio is approximately 89% investment grade
> RMBS (52.1%) and CMBS (27.2%) dominate the structured portfolio
AAA
73.1%
B or less - 6.7%
BBB - 6.6%
AA - 4.9%
A - 4.0%
BB - 4.7%
$ in millions
Quality rating breakdown based on NAIC ratings
Market value as of December 31, 2009
1 Includes $31.2 million of CMBS CDOs
Structured Securities Portfolio
As of December 31, 2009
Residential MBS	$ 1,892.5	52.1%
Commercial MBS	986.7	27.2
CBO/CDO/CLO1	258.0	7.1
Home Equity	197.9	5.5
Other ABS	170.8	4.7
Auto Loans	46.9	1.3
Manufactured Housing	46.6	1.3
Aircraft Equipment Trust	30.6	0.8
Total	$3,630.0	100.0%

Moderation in credit impairments
GAAP Credit Impairments
	4Q081	1Q09	2Q09	3Q09	4Q09	FY 2008	FY 2009
Prime RMBS	$1.7	$1.2	$0.4	$1.3	$0.6	$25.9	$3.5
Alt-A RMBS	8.2	3.6	1.6	2.1	6.6	32.3	13.9
Subprime RMBS	17.5	0.7	5.4	-	0.2	24.9	6.3
CLO/CDO	19.0	2.6	7.1	6.0	3.8	28.5	19.5
CMBS	1.7	-	-	-	1.5	3.4	1.5
Corporate	75.7	19.5	4.6	0.9	15.0	99.1	40.0
Other ABS/MBS	5.7	3.8	-	-	4.5	9.9	8.3
Total Debt	$129.5	$31.4	$19.1	$10.3	$32.2	$224.0	$93.0
Schedule BA	7.2	6.9	1.8	1.1	0.4	16.0	10.2
Equity	1.0	-	-	3.5	1.7	2.7	5.2
Total Credit Impairments	$137.7	$38.3	$20.9	$14.9	$34.3	$242.7	$108.4
$ in millions
As of December 31, 2009
1 Based on pre FSP FAS 115-2 guidance

Significantly improved
net unrealized loss position
$ in millions
1 All Other - Corporates, RMBS Agency, Other ABS, Foreign, US Government
	As of
	December 31, 2008	December 31, 2009	2009 Improvement
RMBS Prime	$(122.7)	$(74.1)	$48.6
Subprime/Alt-A	(155.4)	(105.1)	50.3
CDO/CLO	(214.4)	(89.6)	124.8
CMBS	(160.9)	(49.9)	111.0
Financial	(410.6)	(144.2)	266.4
All Other High Yield	(192.3)	(41.7)	150.6
All Other1	(388.9)	179.6	568.5
Total	$(1,645.2)	$(325.0)	$1,320.2

$242.2
$160.0
$136.0
$64.6
$50.8
$19.5
NAIC 1
NAIC 2
NAIC 3
NAIC 4
NAIC 5
NAIC 6

Gross unrealized losses concentrated
in investment grade issues
$ in millions
Market value as of December 31, 2009

Well constructed CMBS portfolio
Phoenix CMBS Portfolio
> High levels of credit enhancement
> Excellent credit characteristics vs.
 market
> Avoided 2006 and 2007 aggressive
 underwriting
	Market1	Phoenix
Weighted average credit enhancement	27%	27%
Weighted average credit enhancement (U.S. Treasury defeasance adjusted)	28%	33%
Interest Only (I/O) loans	65%	30%
Weighted average coupon	5.88%	6.62%
Weighted average LTV	71%	72%
Weighted average loan age	53 months	87 months
As of December 31, 2009
1Sources: Barclays CMBS Index, Trepp

Moody’s Stress Loss Forecasts
(Conduit/Fusion)
Phoenix CMBS portfolio stress testing
Vintage	4Q09
2007	14.7%
2006	12.2
2005	8.4
2004	4.4
2003 and prior	3.5
Phoenix CMBS
Stress Test Results
Source: Moody’s Outlook for US CRE/CMBS, TREPP November 23, 2009
1 Coverage = Credit Enhancement/Deal Stress Loss
> 71% of the Phoenix CMBS portfolio can withstand >4.0x Moody’s stress loss estimates
> PNX Portfolio Weighted Average Credit Enhancement is 27%
> PNX Portfolio Weighted Average Loss Estimate is 5.2%
PNX Conduit/Fusion Portfolio Weighted Average Coverage1 5.2x
Stress Loss Coverage1
≥ 4.0x	71%
≤ 4.0x	29%
≤ 2.0x	3.0%
≤ 1.0x	0.4%

$900
$600
$300
$0
2009
2008
2007
2006
2005 & Prior
AAA
AA
A
BBB
BB and Below

	Year of Issue						
	2009	2008	2007	2006	2005 & Prior	Total	% by Rating
AAA	$ 10.9	$ -	$ 39.3	$ 69.7	$ 722.9	$ 842.8	82.8%
AA	-	-	12.8	6.3	$ 63.8	82.9	8.1%
A	-	-	13.4	2.7	$ 59.5	75.6	7.4%
BBB	-	-	-	2.2	$ 5.1	7.3	0.7%
BB and Below	-	-	1.0	-	$ 8.3	9.3	1.0%
Total	$ 10.9	$ -	$ 66.5	$ 80.9	$ 859.6	$ 1,017.9

Highly rated, seasoned
CMBS portfolio
> $1.0 billion in market value
> $150 million or 15% Government
 guaranteed
> 83% AAA and less than 2% BBB
 or below
> 85% 2005 and prior origination
> Only 3% in CMBS CDO’s
$ in millions
Market value as of December 31, 2009

High quality, diversified RMBS portfolio
$ in millions
Market value as of December 31, 2009
Does not incorporate re-rating of RMBS securities by PIMCO
Rating	Book Value	Market Value	% General Account	AAA	AA	A	BBB	BB & Below
Agency	$1,235.6	$1,259.7	9.2%	100.0%	-	-	-	-
Prime	578.3	504.2	3.7%	67.7%	10.1%	5.0%	5.1%	12.1%
Alt-A	248.4	186.0	1.3%	29.8%	25.8%	1.4%	9.1%	33.9%
Subprime	183.2	140.5	1.0%	65.0%	7.9%	3.3%	8.8%	15.0%
Total	$2,245.5	$2,090.4	15.2%	83.6%	5.3%	1.6%	2.6%	6.9%

Well constructed RMBS portfolio
	% of General Account	% Rated AAA & AA	% of Portfolio Originated in 2005 & Prior	% of Portfolio Backed by Fixed Rate Collateral	% of Market Backed by Fixed Rate Collateral
Non-Agency Prime	3.7%	77.8%	83.7%	91.0%	47.3%
Alt-A	1.3	55.6	65.6	100.0	34.4
Subprime	1.0	72.9	66.3	90.0	29.3
Market value as of December 31, 2009
Source: JP Morgan MBS Research, Bank of America/Merrill Lynch Credit Round-up
Does not incorporate re-rating of RMBS securities by PIMCO

PHOENIX

46.3%
28.6%
23.0%
16.9%
10.5%
4.8%
Non-Agency Prime
Alt-A
Subprime
Market
Phoenix

RMBS delinquencies
better than market
Market value as of December 31, 2009
Source: JP Morgan MBS Research 60+ day

PHOENIX

$400
$300
$200
$100
$0
2007
2006
2005
2004 & Prior
AAA
AA
A
BBB
BB and Below

	Year of Issue					
	2007	2006	2005	2004 & Prior	Total	% by Rating
AAA	$ -	$ 13.8	$ 32.8	$ 294.8	$ 341.4	67.7%
AA	2.8	7.7	7.9	32.7	51.1	10.1%
A	-	-	24.7	0.3	25.0	5.0%
BBB	-	11.2	12.0	2.6	25.8	5.1%
BB and Below	12.5	34.1	8.9	5.4	60.9	12.1%
Total	$ 15.3	$ 66.8	$ 86.3	$ 335.8	$ 504.2	
% Year of Issue	3.0%	13.3%	17.1%	66.6%

High quality, seasoned
non-agency prime RMBS holdings
> $504 million market value
> 78% AAA and AA rated
> 84% 2005 and prior origination
> 91% fixed rate
> 100% of 2007 originations are
 super senior classes
$ in millions
As of December 31, 2009
Does not incorporate re-rating of RMBS securities by PIMCO

Well constructed
non-agency prime RMBS portfolio
As of December 31, 2009
Source: JP Morgan MBS Research - December 2009, Bloomberg
Market Phoenix
Weighted average credit enhancement 4.86% 9.9%
Weighted average 60+ day delinquent loan 10.5% 4.8%
Phoenix prime portfolio loss coverage: using 40% loss severity 1.16x 5.2x

$100
$80
$60
$40
$20
$0
2007
2006
2005
2004 & Prior
AAA
AA
A
BBB
BB and Below

	Year of Issue					
	2007	2006	2005	2004 & Prior	Total	% by Rating
AAA	$ -	$ 4.7	$ 11.6	$ 39.1	$ 55.4	29.8%
AA	-	35.3	-	12.6	47.9	25.7%
A	-	-	0.2	2.5	2.7	1.5%
BBB	-	-	-	16.9	16.9	9.1%
BB and Below	2.9	21.2	37.9	1.1	63.1	33.9%
Total	$ 2.9	$ 61.2	$ 49.7	$ 72.2	$ 186.0	
% Year of Issue	1.5%	32.9%	26.7%	38.9%

Seasoned
non-agency Alt-A RMBS holdings
> $186 million market value
> 56% AAA or AA rated
> 66% 2005 and prior originations
$ in millions
Market value as of December 31, 2009
Does not incorporate re-rating of RMBS securities by PIMCO

Well constructed
non-agency Alt-A RMBS portfolio
As of December 31, 2009
Sources: JP Morgan MBS Research - December 2009
Bank of America/Merrill Lynch - December 2009
Option ARM 32% 0.3%
Alt-A ARM 34% -
Alt-A Fixed 34% 99.7%
60+ Delinquent 28.6% 16.9%
Alt-A Market Phoenix

$75
$60
$45
$30
$15
$0
2007
2006
2005
2004 & Prior
AAA
AA
A
BBB
BB and Below

	Year of Issue					
	2007	2006	2005	2004 & Prior	Total	% by Rating
AAA	$ 16.9	$ 3.3	$ 32.4	$ 38.7	$ 91.3	65.0%
AA	-	-	7.7	3.5	11.2	8.0%
A	-	2.4	2.3	-	4.7	3.3%
BBB	6.1	0.1	-	6.1	12.3	8.8%
BB and Below	9.6	8.9	2.0	0.5	21.0	14.9%
Total	$ 32.6	$ 14.7	$ 44.4	$ 48.8	$ 140.5	
% Year of Issue	23.2%	10.5%	31.6%	34.7%

High quality
non-agency subprime RMBS portfolio
> $141 million market value
> 73% rated AAA or AA
> Phoenix 60+ day delinquent
 23.0% vs. 46.3% for the subprime
 market
> Phoenix weighted average credit
 support is 41.7%
$ in millions
Market value as of December 31, 2009
Source: JP Morgan MBS Research December 2009
Does not incorporate re-rating of RMBS securities by PIMCO

Diversified CDO holdings
$ in millions
As of December 31, 2009
Percentages based on market value
No affiliated CDO holdings as of December 31, 2009
Collateral	Book Value	Market Value	% General Account	AAA	AA	A	BBB	BB & Below
Bank Loans	$257.9	$203.2	1.5%	0.5%	4.5%	17.4%	30.9%	46.7%
Inv Grade Debt	30.6	23.6	0.2%	-	18.0%	-	12.4%	69.6%
High-Yield Debt	-	-	-	-	-	-	-	-
CMBS	59.1	31.2	0.2%	28.9%	45.5%	6.7%	17.7%	1.2%
RMBS	-	-	-	-	-	-	-	-
Total	$347.6	$258.0	1.9%	3.9%	10.7%	14.5%	27.6%	43.3%

Appendix

PLIC Closed Block investments
primarily fixed income
Bonds $6,305
78%
Policy Loans $1,379
17%
Invested Assets: $8.1 Billion
$ in millions
Market value as of December 31, 2009
 Cash & Cash Equivalents
 Venture Capital
 Stock
 Mortgages & Real Estate
 Other Invested Assets
 $33
 $180
 $7
 $6
 $143
 1%
 2%
 0%
 0%
 2%

PLIC Closed Block
portfolio high quality
Percentages based on GAAP Value
As of December 31, 2009
	As of December 31,
	2006	2007	2008	2009
Investment Grade Bonds	92.6%	93.2%	93.6%	91.6%
Below Investment Grade (BIG) Bonds	7.4	6.8	6.4	8.4
Percentage of BIG in NAIC 3	76.6	67.6	63.9	64.3
Percentage of BIG in NAIC 4-6	23.4	32.4	36.1	35.7
Public Bonds	71.3	69.3	67.9	67.4
Private Bonds	28.7	30.7	32.1	32.6

PLIC Closed Block
portfolio diversified
U.S. Corporates
53%
Foreign Corporates
11%
ABS - 6%
 Emerging Markets
9%
$ in millions
Market value as of December 31, 2009
1 Includes $21.2 million of Home Equity Asset Backed Securities
2 Includes $17.8 million of CMBS CDO’s
Below Investment Grade Bonds
Bond Portfolio Phoenix Closed Block
As of December 31, 2009
Industrials	$1,628	25.8%
Residential MBS1	1,068	16.9
Foreign Corporates	978	15.6
Financials	899	14.3
Commercial MBS	680	10.8
Utilities	329	5.2
U.S. Treasuries / Agencies	308	4.9
Taxable Municipals	121	1.9
Asset Backed Securities	110	1.7
CBO/CDO/CLO’s2	103	1.6
Emerging Markets	81	1.3
Total	$6,305	100.0%
Bonds by Rating
NAIC 1
57.8%
NAIC 2
33.8%
NAIC 3 & Lower
8.4%
RMBS
6%
CLO/CDO
14%
CMBS - 1%